SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
Preliminary Proxy Statement      [  ] Confidential, for Use of the Commission
                                      only (as permitted by Rule 14a-6(e) (2))
[X] Definitive Proxy Statement

[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Ocean Bio-Chem, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     |X| No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and 0-11. (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials:

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     [ ] Check box if any part of the fee is offset as provided by Exchange  Act
Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

             (1)  Amount previously paid:

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             (4)  Date Filed:

                              OCEAN BIO-CHEM, INC.
                              4041 S. W. 47 Avenue
                         Fort Lauderdale, Florida 33314



                                                                  April 27, 2009

To our Stockholders:

     I am pleased to invite you to attend the Annual Meeting of Stockholders of Ocean Bio-Chem, Inc. to be held on Friday, June 12, 2009 at 10:00 a.m. (Eastern Standard Time) at the Company's corporate offices located at 4041 S. W. 47th Avenue, Fort Lauderdale, Florida 33314.

     We are pleased to have utilized the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their shareholders over the Internet. We believe that the e-proxy process will expedite our shareholders' receipt of proxy materials, lower the costs of distribution and reduce the environmental impact of our annual meeting.

     In accordance with this rule, we sent shareholders of record at the close of business on April 13, 2009 a Notice of Internet Availability of Proxy Materials on or about May 1, 2009. The notice contains instructions on how to access our Proxy Statement and Annual Report. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice, as well as in the attached Proxy Statement.

     Attached to this letter are a Notice of Annual Meeting of Shareholders and Proxy Statement, which describe the business to be conducted at the meeting. We also will report on matters of current interest to our shareholders.

     Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

     YOUR  VOTE IS  IMPORTANT.  Whether  or not you plan to  attend  the  Annual
Meeting in person, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed envelope. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously returned your proxy card.

     We appreciate your support and continued interest in Ocean Bio-Chem, Inc.

                                                     Sincerely,




                                                     /s/ PETER G. DORNAU
                                                     Peter G. Dornau
                                                     Chief Executive Officer

                              OCEAN BIO-CHEM, INC.
                              4041 S. W. 47 Avenue
                         Fort Lauderdale, Florida 33314


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Stockholders:

     Our Annual Meeting of Shareholders of the Company will be held on Friday, June 12, 2009 at 10:00 a.m. (eastern standard time) at our corporate offices located at 4041 S. W. 47th Avenue, Fort Lauderdale, Florida 33314 for the following purposes:

     1. To elect nine directors to serve until the 2010 Annual Meeting of Shareholders or until their successors shall be elected and qualified;

     2. To approve and ratify grants of the Company's restricted common stock previously issued to employees as compensation;

     3. To ratify the appointment of Kramer, Weisman & Associates as our independent certified public accountants for the year ending December 31, 2009;

     4 To transact such other and further business as may properly come before the meeting;

     Only shareholders of record at the close of business on April 13, 2009 are entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof;

     Important Notice Regarding Availability of Proxy Materials for the Stockholders Meeting to be held on June 12, 2009: The Proxy Statement and the 2008 Annual Report to Stockholders are also available at http://materials.proxyvote.com/674631 or by calling 1-800-327-8583 or by emailing the Company at Jeff Barocas [jbarocas@starbrite.com].

     Whether or not you plan to attend the Annual Meeting in person, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed envelope. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously returned you proxy card.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE AND IN FAVOR OF EACH PROPOSAL.

                                            By Order of the Board of Directors




                                            /s/ PETER G. DORNAU
                                            Peter G. Dornau
                                            Chief Executive Officer

Fort Lauderdale,  Florida
April 27, 2009

                              OCEAN BIO-CHEM, INC.
                       PROXY STATEMENT FOR ANNUAL MEETING
                                 OF SHAREHOLDERS
                            To Be Held June 12, 2009

General

     We are providing these proxy materials in connection with the solicitation by the Board of Directors of Ocean Bio-Chem, Inc. of proxies to be voted at our Annual Meeting of Shareholders and at any postponement or adjournment of this meeting. Our Annual Meeting will be held on June 12, 2009 at the offices of Ocean Bio-Chem, Inc. located at 4041 S.W. 47th Avenue, Ft. Lauderdale, Florida 33314. In this proxy statement, Ocean Bio-Chem, Inc. is referred to as the "Company," "we," "our" or "us."

     Our principal executive offices are located at 4041 S.W. 47th Avenue, Ft. Lauderdale, Florida 33314. Our proxy materials and annual report are being made available to our shareholders on or about May 1, 2009. You can access the proxy material and annual report online at http://materials.proxyvote.com/674631 or request a paper copy at the above address.



Outstanding Securities and Voting Rights

     Only holders of record of our common stock at the close of business on April 13, 2009 the record date, will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had 7,699,813 shares of our common stock issued and outstanding. Each share of common stock is entitled to one vote at the Annual Meeting.

     A majority of the outstanding shares of common stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining whether a quorum exists. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In tabulating the voting results for any proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting assuming a quorum is obtained. Abstentions will have the same effect as a vote against a proposal. Proxy Voting

     Shares for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted "FOR" Proposal 1- the election of each of the nine nominees to the Board named herein, "FOR" Proposal 2 - to approve the grants of the Company's restricted common stock previously issued to employees as compensation, "FOR" Proposal - To ratify the appointment of Kramer, Weisman & Associates, as our independent certified public accountants for the year ending December 31, 2009, and "FOR" Proposal 4 - To transact such other and further business as may properly come before the meeting. If, however, other matters are properly presented, the person named in the proxies in the accompanying proxy card will vote in accordance with their discretion with respect to such matters.

     The manner in which your shares may be voted depends on how your shares are held. If you own shares of record meaning that your shares of common stock are represented by certificates in your name so that you appear as a stockholder on the records of our transfer agent, Registrar & Transfer Company, a proxy card for voting those shares will be included within this Proxy Statement. You may vote those shares by completing, signing and returning the proxy card in the enclosed envelope.

     If you own shares in street name, meaning that your shares of common stock are held by a bank or brokerage firm, you may instead receive a voting instruction form with this Proxy Statement that you may use to instruct your bank or brokerage firm how to vote your shares. As with a proxy card, you may vote your shares by completing, signing and returning the voting instruction form in the envelope provided.

     All votes will be tabulated by Inspector of Elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. A list of the stockholders entitled to vote at the Annual Meeting will be available at the Company's office, 4041 S.W. 47th Avenue, Fort Lauderdale, FL 33314 for a period of ten (10) days prior to the Annual Meeting for examination by any stockholder.

Attendance and Voting at the Annual Meeting

     If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by proxy card. If you own common stock in street name, you may attend the Annual Meeting but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting by one of the methods described above, even if you plan on attending the Annual Meeting. If you have already voted prior to the meeting, you may nevertheless change or revoke your vote at the Annual Meeting in the manner described below. Revocation

     If you own common stock or record, you may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Any stockholder owning common stock in street name may change or revoke previously granted voting instructions by contacting the bank or brokerage firm holding the shares or by obtaining a legal proxy from such bank or brokerage firm

                              ELECTION OF DIRECTORS

Nominees for election:

     The following tables set forth the name and ages of our elected directors and officers of the Company, as of March 31, 2009.

                     Director
Name                   since            Officers / Directors                             Age
------------------   ---------    ------------------------------------------------       ---
Peter G. Dornau       1973        President, Chief Executive Officer and Director        69
Jeffrey S. Barocas    2007        Chief Financial Officer and Director                   61
Gregor M. Dornau      2007        Vice President of Sales & Marketing and Director       40
William W. Dudman     2007        Vice President of Operations, Secretary and Director   44
Edward Anchel         1998        Director                                               62
Sonia B. Beard        2003        Director                                               38
James M. Kolisch      1998        Director                                               58
Laz L. Schneider      1998        Director                                               70
John B. Turner        2000        Director                                               62


     Peter G. Dornau is our co-founder and has served as our President, CEO and Chairman of Board of Directors since 1973.

     Jeffrey S. Barocas joined our company in December 2006. In March 2007, Jeffrey was appointed the position of Vice President-Finance and Chief Financial Officer For the five years immediately preceding his employment with Ocean Bio-Chem., Inc., he was an officer of a privately owned manufacturing company and public companies. He has been a Director of the Company since August 2007.

     William W. Dudman joined our company in February 2004 as our Vice President-Operations and Secretary. For the five years immediately preceding his employment he had held various management positions within the marine industry, most recently with West Marine, Inc., our largest customer, from May 1999 to April 2004. He has been a Director of the Company since August 2007.

     Gregor M. Dornau is the son of Peter G. Dornau, our President and Chief Executive Officer. He has been employed by the Company as a salesman since 1990 and during 2005 he was elected to serve as Vice President-Sales. He has been a Director of the Company since August 2007.

     Edward Anchel resigned from his position as Vice President-Finance & Chief Financial Officer on April 2, 2007. Mr. Anchel serves as a consultant to the Company on matters of accounting and taxation. For the five years immediately preceding his employment with the Company, he was an officer of a privately owned manufacturing company and public companies. He has been a Director of the Company since May 1998.

     James M. Kolisch joined our Board of Directors as an outside director in May 1998. Mr. Kolisch has been engaged in the insurance industry and served as president of USI Florida, or its predecessor company, an entity that sources most of the our insurance needs, for a period of approximately twenty-five years. Mr. Kolisch serves on the Board of Directors' Audit Committee.

     Laz L. Schneider is, and has been for the past five years, an attorney in private practice and was elected to serve as an outside Director of the Company during May 1998. Mr. Schneider is a partner at Berger, Singerman, P.A., a law firm that serves as our lead counsel in various corporate and litigation matters.

     John B. Turner joined our Board of Directors in June 2000. During the past five years, Mr. Turner has been retired. Prior to his retirement, he was an insurance executive. In addition to his insurance credentials, Mr. Turner held a Series 7 stock brokerage license. His professional experience in the aforementioned areas spans in excess of twenty-five years. Mr. Turner serves on the Board of Directors' Audit Committee.

     Sonia B. Beard is a Florida Certified Public Accountant working for Walt Disney World since 1997. She currently holds the position as the Manager of Concept Development for the Revenue Lines of Business of Walt Disney World. Ms. Beard has in excess of twelve years financial experience. She is an outside director and serves as the Chairperson and Financial Expert of the Board of Directors' Audit Committee.

     All directors will serve until the next annual meeting of shareholders or until their successors are duly elected and qualified. Each officer serves at the discretion of the board of directors. There are no arrangements or understandings between any of the officers or directors of our Company and the Company or any other persons pursuant to which any officer or director was or is to be selected as a director or officer.

                    CORPORATE GOVERNANCE AND RELATED MATTERS

     The Board meets regularly during the year to review matters related to our company and to act on matters requiring Board approvals. All persons who were serving as directors during fiscal 2008 attended at least 75% of the aggregate of the meetings of the Board and committees of which they were members. Our Board of Directors held one (1) meeting during the year ended December 31, 2008, at which all the directors were present. The Audit Committee met three (3) times during the year. We have a standing Audit Committee and our nominating committee consists of our entire Board of Directors. We do not have a separate compensation committee. The Company encourages, but does not require, its directors to attend the Company's Annual Meeting of Shareholders. Last year, all of the directors attended the Annual Meeting of Shareholders.

Audit Committee

     The  Audit  Committee   assists  the  Board  in  fulfilling  its  oversight
responsibility relating to our financial statements and financial reporting process, the qualifications, independence and performance of our independent auditors, the performances of our internal audit functions and our compliance with legal and regulatory requirements.

     The members of the Audit Committee during the year ended December 31, 2008 were Sonia B. Beard, our Chairperson, James M. Kolisch, and John B. Turner.

     The Board has designated Sonia B. Beard as the "audit committee financial expert," as defined by Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934.

     The shareholders ratified a charter for the Audit Committee at our Annual Meeting of Shareholders held on June 9, 2000. On March 24, 2004, the Board of Directors adopted a Restated Audit Committee Charter.

     The Audit  Committee met four (4) times since last year's Annual Meeting of
Shareholders.   We  believe  that  all  members  of  the  Audit   Committee  are
independent, as defined in Rule 4200(a)(15) of the NASDAQ listing standards.

Nominating Committee

     Our entire Board of Directors serves as our Nominating Committee. Our Nominating Committee is responsible for identifying individuals qualified to become members of the Board of Directors, and nominating persons for election as directors at the annual meeting of shareholders and the persons to fill any vacancies on the Board. Our Nominating Committee does not have a Nominating Committee Charter. The Board of Directors does not believe that the Company would derive any significant benefit from a separate nominating committee or a Nominating Committee Charter.

     Directors are not required to meet any specific or minimum qualifications. The Board attempts to identify persons who have the requisite experience and expertise to be an asset to our Company.

     The Board will consider nominees for the Board of Directors recommended by shareholders. Nominations by shareholders must be in writing, must include the full name of the proposed nominee, a brief description of the proposed nominee's business experience for at least the previous five years, and a representation that the nominating shareholder is a beneficial or record owner of our common stock. Any such submission must also be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. Nominations must be delivered to the Board at the following address:

     Board of Directors
     Ocean Bio-Chem, Inc.
     4041 SW 47th Avenue
     Fort Lauderdale, Florida 33314-4023

     The Board of Directors is required to review the qualifications and backgrounds of all directors and nominees (without regard to whether a nominee has been recommended by shareholders), as well as the overall composition of the Board of Directors, and recommend a slate of directors to be nominated for election at the annual meeting of shareholders, or, in the case of a vacancy on the Board of Directors, elect a director to fill such vacancy.

Controlled Company Status

     NASDAQ marketplace rules require that the board of directors of NASDAQ listed companies consist of a majority of directors who are independent within the meaning of the rules. The rules also impose additional independence requirements on members of certain committees of the Board. The Company has determined that, except with respect to the required independence of members of the Audit Committee, it is exempt from the application of these rules as a "controlled company," as defined in the rules. The Company with than 50% of the voting power of its capital stock is held by a single group, consisting of Peter
G. Dornau and his son, Gregor M. Dornau.

Directors' Compensation

     During fiscal 2008, our employee directors did not receive any additional or special compensation for serving as directors. On January 17, 2009 each outside director received a grant of options to acquire 10,000 shares of our common stock at an exercise price of $0.69 per share, the fair market value of the underlying shares on the date of grant. These options were immediately exercisable and expire on January 16, 2019.

Compliance with Section 16(a) of the Securities Exchange Act

     Based solely on reviews of Forms 3 and 4 furnished to us by the aforementioned individuals, it was determined that no reporting person failed to file a timely submission of ownership changes and that we were in compliance with Rule 16(a)3(e) of the Exchange Act during our most recent fiscal year. Shareholder Communications with the Board of Directors

     Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Ocean Bio-Chem, Inc., 4041 S.W. 47th Avenue, Fort Lauderdale, FL 33314. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

     In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to any particular directors, the Corporate Secretary will send appropriate shareholder communications to such director. In the case of communications addressed to a committee of the board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

                      COMPENSATION DISCUSSION AND ANALYSIS


     The following Compensation Discussion and Analysis describes our executive compensation philosophy, objectives and policies and the components of compensation for our executive officers who are identified in the Summary Compensation Table on page 9.

Compensation Philosophy and Objectives

     Our executive compensation programs are designed and administered to promote the following philosophy and objectives:

     Attract and Retain. Compensation should reflect the value of the job in the marketplace. To attract and retain exceptional executives, we must remain competitive with the compensation programs of our peer group, other publicly traded south Florida companies, which compete with us for talent.

     Motivate and engage. Compensation should motivate and engage our executive officers to perform at the highest level and in a manner that is consistent with our business goals and objectives.

     Reward Performance. Compensation should be dependent on, and reward executives on the basis of, both individual and company performance with an increasing proportion of pay directly linked to company performance as an executive's level of responsibility increases.

     Alignment with our Shareholders. Compensation should be structured to align our executives' interests with the interests of our shareholders with the ultimate goal of improving shareholder value.

     We believe that the overall structure of our compensation programs should be similar across our management team. Accordingly, while the compensation levels and programs will always reflect differences in job responsibilities and marketplace considerations, the types of compensation programs provided to our Named Executive Officers are fundamentally the same as those provided to our management team.

Setting Executive Compensation

     We do not have a standing Compensation Committee of the Board of Directors. Our Company is controlled by one shareholder, our President and CEO, Peter G. Dornau. Mr. Dornau is actively involved in the recurring operations and has relied on setting compensation arrangements in consultation with other key executives of the Company and independent Board of Directors. All decisions reached by this group are disclosed in various filings with the United States Securities and Exchange Commission.

     Accordingly, we have reached the decision that, given the size of our Company and Board, not to have a standing compensation committee for this purpose.

     In making compensation decisions, the Company compares our executive compensation program as a whole and each principal component of the program against the local job market in south Florida.

Components of 2008 Executive Compensation

     For 2008, the principal components of our ececutive compensation program were:

     Base salary

     Annual performance bonus

     Equity-based compensation in the form of stock opyions and stock awards benefits and perquisites

     These same components were provided in 2007. The Company does not have a pre-established policy or target for the allocation between cash and non-cash compensation or short-term and long-term compensation. Instead, the Company annually reviews the comparative data and the current facts and circumstances relating to Ocean Bio- Chem, Inc. and its executives to determine an appropriate mix of compensation that furthers our compensation philosophy and objectives.

     Base Salary. We use base salary as the guaranteed component of the Named Executive Officers' annual cash compensation and believe that it is an important tool in attracting and retaining executives and rewarding individual performance. The Company reviews each Named Executive Officer's base salary on an annual basis.

     During this review, the Company considers:

     The base salary levels of similarly-situated executives in the local south Florida market

     Each executive's individual performance and contribution to the Company

     Each executive's level of experience and responsibility

     Annual Performance Bonus - The Company provides an opportunity for an annual performance bonus component of our executive compensation program. The bonus is a cash-based performance incentive designed to motivate our Named Executive Officers and other key employees and reward them based on achievement of performance goals that we believe align the interests of the executives with the interests of our shareholders and create shareholder value. Because motivating our Named Executive Officers and other key employees to contribute to, and rewarding them on the basis of, performance is a fundamental part of our executive compensation philosophy, the annual performance bonus has historically been awarded based on the profit performance of the Company for the previous year.


     The Company does consider award of bonuses on a discretionary basis.

     The Board believes that external factors outside of managements' control, can reward executives for their efforts.

     Second, the Company believes that the Discretionary Awards incentivize the Named Executive Officers to remain with us and promote our long-term success.

     The Company can elect to pay Discretionary Awards in the form of stock options or restricted stock in an effort to further a broader range of our executive compensation objectives.

     In addition, the Company reviews the cash performance bonuses awarded to similarly-situated executive officers in the South Florida market.

Equity-based compensation

     For many years, the Company has granted our Named Executive Officers (and other key employees) annual stock option grants and/or restricted stock awards. The Company believes that, because stock options and restricted stock have value only if the price of our Common Shares increases, stock options and restricted stock align the interests of our Named Executive Officers with the interests of our shareholders with the ultimate goal of improving shareholder value. The Company further believes that stock options and restricted stock encourage our Named Executive Officers to focus on our long-term performance and increase their investment in Ocean Bio-Chem.

     The Board approves all grants stock options in accordance with our shareholder-approved 2007 and 2008 Stock Incentive Plan as Amended. As a result, all stock options are awarded at the closing price of our Common Shares on the NASDAQ on the date of grant.

     The annual stock option grants vest and generally become exercisable over a five-year period in 20% increments as of the date of grant and expire five years from the date of grant. In addition to focusing our Named Executive Officers on long-term performance, the Board believes that the five-year vesting term also aides in the retention of our Named Executive Officers.

     In determining the size of the stock option awards, the Board considers the following:

     the  long-term  incentive  opportunity  for  similarly-situated   executive
officers, and

     individual   attributes  such  as  level  of   responsibility,   individual
performance, contributions to Ocean Bio-Chem, Inc. and ability to impact our future performance.

     On August 22, 2008 Incentive Stock Options were granted to our Named Executive Officers as well as an additional fifteen (15) other employees. The total awarded options aggregated 159,500 shares of which Messrs. Peter G. Dornau, William W. Dudman and Gregor M. Dornau each received options representing 20,000 shares and Mr. Jeffrey S. Barocas received 15,000 options, respectively.

Officers:

  Peter G. Dornau, President and CEO                      20,000  shares
  Jeffrey S. Barocas, Vice President and CFO              15,000  shares
  William Dudman, Vice President and Secretary            20,000  shares
  Gregor M. Dornau, Vice President                        20,000  shares
                                                         -------
  Total to named officers                                 75,000  shares
  Other employees, as a group (15 individuals)            84,500  shares
                                                         -------
  Total option  shares awarded                           159,500  shares
                                                         =======

     During January 2009 we issued 164,500 shares of our common stock bearing a restricted legend to certain officers and other key employees as a component of their compensation. At the date of grant the shares had a market value of $0.61 each. Shares were awarded as follows:

  Peter G. Dornau, President and CEO                      20,000  shares
  Jeffrey S. Barocas, Vice President and CFO              15,000  shares
  William Dudman, Vice President                          20,000  shares
  Gregor M. Dornau, Vice President                        20,000  shares
                                                         -------
  Total to named officers                                 75,000  shares
  Other employees, as a group (20 individuals)            89,500  shares
                                                         -------
  Total restricted shares awarded                        164,500  shares
                                                         =======

Benefits and Perquisites

     Employee Benefits. Ocean Bio-Chem, Inc provides all of its employees, including our Named Executive Officers, with the opportunity to save for retirement through our SAR/SEP Savings Plan or a 401(k) savings plan which are sponsored by two of our subsidiaries, Star Brite Distributing, Inc. and Kinpak Inc., respectively. Both plans are non-contributory by us and are entirely funded by employee contributions.

     In an effort to maintain a healthy workforce, we provide all employees, including our Named Executive Officers, with the opportunity to participate in various health and welfare benefit programs, including medical, dental, life and short-term disability insurance. We share the cost of these benefit programs with our employees. Our Named Executive Officers participate in these programs on the same terms as our other employees.

     Prerequisites. We do not provide our Named Executive Officers with any prerequisite benefits.

                             EXECUTIVE COMPENSATION

     The following table sets forth the amount of compensation for the fiscal years ended December 31, 2008 and 2007, for Peter G. Dornau and each of our executive officers, whose aggregate compensation exceeded $100,000 on an annual basis (the "Named Executive Officers").



                           SUMMARY COMPENSATION TABLE

                                        Annual compensation                      Long term compensation
                                        -------------------                      -----------------------
                                                                              Options/
   Name and                                                                Restricted Stock     Options/        Total
  Principal Position              Year          Salary        Bonus            Awards            SARs        Compensation
-------------------------         ----       ---------     ---------       ----------------     -------      ------------
Peter G. Dornau, CEO              2008       $ 110,102     $  12,000         $19,400  (1)       20,000       $141,502
                                  2007       $ 104,166     $    -            $27,540  (2)       40,000        131,706

Gregor M. Dornau, VP              2008       $ 113,429     $  12,000         $19,400  (1)       20,000        144,829
                                  2007       $ 107,600     $   -             $13,770  (2)       40,000        121,370

Jeffrey S. Barocas, CFO           2008       $ 107,500     $   8,000         $14,550  (1)       15,000        130,050
                                  2007       $ 100,000                        $8,400  (2)       25,000        108,400

William Dudman, VP                2008       $  99,471     $  12,000         $19,400  (1)       20,000        130,871
                                  2007       $  90,000     $   -             $25,200  (2)       40,000        115,200


     (1) Represents the aggregate value on the date of grant of stock options awards made during August, 2008 with respect to options to purchase Company's common stock granted to each of Messrs. Peter Dornau, William W. Dudman, Gregor Dornau, and Jeffrey S. Barocas based on the closing price of the shares on the day prior to the award date.

     (2) Represents the aggregate value on the date of grant of restricted stock awards made during May, 2007 with respect to options to purchase Company's common stock granted to each of Messrs. Peter Dornau, William W. Dudman, Gregor Dornau, and Jeffrey S. Barocas based on the closing price of the shares on the day prior to the award date.


Aggregate Option Exercises in Fiscal 2008 and Option Values

     On August 25, 2008 Incentive Stock Options were granted to our Named Executive Officers as well as an additional eighteen other employees. The total awarded options aggregated 159,500 shares of which Messrs. Peter G. Dornau, Gregor Dornau, William Dudman, each received options representing 20,000, shares and Jeffrey S. Barocas received options representing 15,000 shares.


     The following table sets forth information as to the exercise of stock options during the fiscal year ended December 31, 2008, by our Named Executive Officers and the fiscal year-end values of unexercised options.

                             Shares                   Number of OPtions/SARs/       Value of in-th money options/
                            acquired      Value    warrants at December 31, 2008    SARs at December 31, 2008 (1)
   Name                   by exercise   realized  excercisable     unexercisable    excercisable     unexercisable
------------------        -----------   --------  ------------     -------------    ------------     -------------
Peter G. Dornau                -         $   -     1,148,500         92,000            $  -             $   -
Jeffret S. Barocas             -             -           -           40,000               -                 -
William W. Dudman              -             -        13,400         83,600               -                 -
Gregor M. Dornau               -             -        34,200         96,800               -                 -
                             -----       -------   ---------        -------            ------           ------
  Total                        -         $   -     1,196,100        312,400            $  -             $   -
                             =====       =======   =========        =======            ======           ======


     (1) The value of unexercised "in-the-money" options at December 31, 2008, was calculated by determining the difference between $0.61, the fair market value of the underlying Common Stock at December 31, 2008, and the option price. An option is "in-the-money" when the fair market value of the underlying Common Stock exceeds the exercise price of the option.


Stock Option Plans

     We have four stock options plans: the 1994, 2002, 2007 and 2008 Incentive Stock Option Plans and two Non-Qualified Stock Option Plans. 2002 and 2008. All of our employees are eligible to be selected to participate in our 1994, 2002, 2007 and 2008 Qualified Plans and in our 2002 and 2008 Non-Qualified Stock Option Plan. The Plans are administered by the Board of Directors, which selects individuals to be participants and determines the type and number of awards to be granted.

     The option price for stock options granted under all Plans is stipulated to be not less than the fair market value of Common Stock on the date of grant and the term of each option is fixed by the Committee. Options become exercisable as determined by the Board of Directors.

Other Benefits

     Securities authorized for issuance at December 31, 2008 under equity compensation plans

                                                                                                   Number of securities
                                             Number of securities          Weighted average        remaining available
                                              to be issued upon            exercise price of       for future issuance
                                            exercise of outstanding      outstanding options,       under equity com-
                                          options, warrants & rights       warrants & rights         pensation plans

Equity compensation plans
  approved by security holders:
       Plan stock options granted (1)               1,090,000                  $1.26                      519,500
       Non plan stock options granted (2)             231,000                   0.76                           -

Warrants (3)                                        1,000,000                   0.88                           -
                                                    ---------                  -----                      -------
Total equity compensation plans
  approved and not approved by
  security holders                                  2,321,000                  $1.05                      519,500
                                                    =========                  =====                      =======

     (1) Includes 270,000 options granted under the 2002 Qualified Incentive Stock Option Plan, 185,000 options under the 2002 Non-Qualified Stock Option Plan, 154,500 options under the 1994 Qualified Stock Option Plan (this plan has expired and no further awards can be made under its provisions), 321,000 options under the 2007 qualified incentive stock option plan and 159,500 under the 2008 qualified incentive stock option plan.

     (2) Includes 231,000 options granted to Messrs. Peter G. Dornau and Jeffrey
J. Tieger in conjunction with a loan made to the Company by an entity 50% owned by each of them.

     (3) Includes 1,000,000 warrants issued to Peter G. Dornau in connection with a $ 1.5 million Subordinated Revolving Line of Credit he extended to the Company during 2005. Such warrants are exercisable 500,000 at $ 1.03 per share and 500,000 exercisable at $ .88 per share. The exercise price is equal to 110% of the fair value of the underlying security at the close of business one day prior to the date of grant.

                REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

Executive Compensation Policy

     The "executive management" and the Board of Directors (the "Committee") is responsible for setting the policies and approving our practices in compensating our executive officers. In carrying out its responsibility in 2008, the Executive Management and the Committee considered the following:

     -our financial performance;

     -our policies and practices for compensation of employees generally;

     -our historical philosophy to reward according to merit, commitment to, and performance of, the Company.

     In furtherance of this philosophy, the compensation of our executives generally consists of three components: base salary, annual cash incentives and long-term performance-based incentives.

Base Salaries

     The base salary of our executives is designed to be competitive with base salaries paid to executives with similar responsibilities and consistent with the salaries paid in the applicable geographical areas.

Incentive Cash Bonuses

     Generally, we award cash bonuses to our management employees and other employees, based on their personal performance in the past year and overall performance of our company.

Long Term Compensation - Stock Option Grants

     We have utilized stock options to motivate and retain executive officers and other employees for the long-term. We believe that stock options closely align the interests of our executive officers and other employees with those of our shareholders and provide a major incentive to building stockholder value. Options are typically granted annually, and are subject to vesting provisions to encourage officers and employees to remain employed with the Company.

     The number of stock options granted to an executive is determined by the Board of Directors and depends principally upon an individual's level of responsibility within the Company and performance by the individual. Since stock options are granted at the average market price on the date of grant and have value only if the market price on the underlying common stock increases, and since the exercisability of optionsvests over a five (5) year period after the grant date, the Board of Directors believes stock options provide an appropriate long-term incentive for those receiving grants, as well as stability in the work force. In addition we, from time to time, award direct grants of our restricted common stock to encourage stock ownership and retention of common stock by employees.

Relationship between our Compensation Policies and Corporate Performance

     We believe that our executive compensation policies correlate with our corporate performance. Our stock options are usually granted at a price equal to or above the fair market value of our common stock on the date of grant. As such, our officers only benefit from the grant of stock options if our stock price appreciates. Generally, we try to tie bonus payments to our Company's financial performance. However, if an individual has made significant contributions to our company, we will provide them with a bonus payment for their efforts even if our company's financial performance has not been strong.

Compensation of Chief Executive Officer

     Peter G. Dornau served as our Chief Executive Officer during the year ended December 31, 2008. He received a base salary of $110,102 and stock options valued at $19,400. Mr. Dornau's compensation is determined annually based on the Company's financial and operational performance for the preceding year.

                  SECURITY OWNERSHIP OF DIRECTORS AND EXECUIVES

     The following table sets forth information at December 31, 2008 with respect to the beneficial ownership of our common stock by holders of more than 5% of such stock and by all of our directors and officers as a group:

Title of            Name and Address of                                      Amount and Nature of         Percent
Class               Beneficial Owner                                          Beneficial Ownership        of Class
----------          -------------------------------                          ---------------------        --------
Common              Peter G. Dornau, President, CEO,
                    Chairman Board of Directors
                    Fort Lauderdale, FL 33317                                     5,608,870   (1)           71.8%

Common              Edward Anchel, Director
                    Boynton Beach, FL 33437                                         348,954   (2)            4.5%

Common              Jeffrey S. Barocas, Chief Financial Officer, Director
                    Weston, Fl 33326                                                 11,000   (3)             .1%

Common              William W. Dudman, V. P.-Operations, Secretary Director
                    Fort Lauderdale, Fl 32314                                       104,350   (4)            1.3%

Common              Gregor M. Dornau, V. P.-Sales, Director
                    Fort Lauderdale, FL 33315                                       292,360   (5)            3.7%

Common              James M. Kolisch, Director
                    Coral Gables, FL 33114                                           66,167   (6)             .8%

Common              Laz L. Schneider, Director
                    Fort Lauderdale, FL 33305                                        50,000   (7)             .6%

Common              John B. Turner, Director
                    Miami, FL 33186                                                  79,463   (8)            1.0%

Common              Sonia B. Beard, Director
                    Merritt Island, FL 32952                                         20,000   (9)             .3%
                                                                                  ---------                 -----
Common              All directors and officers as a group
                     10 individuals                                               6,581,161  (10)           84.2%
                                                                                  =========                 =====

     (1) Includes 1,176,500 shares that are issuable upon the exercise of stock options and/or warrants within 60 days of December 31, 2008.

     (2) Includes 65,500 shares that are issuable upon the exercise of stock options within 60 days of December 31, 2008.

     (3) Includes 6,000 shares that are issuable upon the exercise of stock options within 60 days of December 31, 2008.

     (4) Includes 40,050 shares that are issuable upon the exercise of stock options within 60 days of December 31, 2008.

     (5) Includes 63,400 shares that are issuable upon the exercise of stock options within 60 days of December 31, 2008.

     (6) Includes 50,000 shares that are issuable upon the exercise of stock options within 60 days of December 31, 2008.

     (7) Includes 50,000 shares that are issuable upon the exercise of stock options within 60 days of December 31, 2008.

     (8) Includes 50,000 shares that are issuable upon the exercise of stock options within 60 days of December 31, 2008

     (9) Includes 20,000 shares that are issuable upon the exercise of stock options within 60 days of December 31, 2008.

     (10) Includes 1,521,450 shares that are issuable upon the exercise of stock options and/or warrants within 60 days of December 31, 2008.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Our executive offices and warehouse located in Fort Lauderdale, Florida are held under a lease with an entity owned by our President. The lease covers approximately 12,700 square feet of office and warehouse space. On May 1, 2008, the Company renewed for ten years the existing lease with unchanged conditions. The lease still requires a minimum rental of $94,800 plus applicable taxes for the first year and provides for a maximum 2% increase on the anniversary of the lease throughout the term. Additionally, the landlord is entitled to reimbursement of all taxes, assessments, and any other expenses that arise from ownership. The landlord reserves the right under the agreement to review the terms of the lease at 3, 6 and 9 year intervals in order to make modifications for market conditions Total rent charged to operations during the years ended December 31, 2008, and 2007 amounted to approximately $100,500 each year.

     We acquired the rights to the Star brite(r) trademark and related products for the United States and Canada in conjunction with our original public offering during March 1981. Peter G. Dornau, our president is the direct or beneficial owner of three companies that market Star brite(r) products outside the United States and Canada. These companies serve as distributors of our products and the terms of payment are the same as for our other customers. At December 31, 2008 and 2007, we had amounts due from affiliated companies, which are directly or beneficially owned by our president aggregating approximately $911,000 and $109,000, respectively. Such amounts result from sales to the affiliates, allocations of management fees incurred by the Company on the affiliates' behalf, and funds advanced to or from the Company.

     Sales to such affiliates, which act as foreign distributors, were sold at cost of material and labor plus an amount to cover manufacturing overhead costs and profits. In addition, the affiliates are charged for their allocable share of administrative expenses of the Company. The sales and transfers to affiliates aggregated approximately $1,208,000 and $732,000 during the years ended December 31, 2008 and 2007, respectively; allocable administrative fees aggregated $275,000 and $333,000, respectively for such periods.

     A subsidiary of ours currently uses the services of an entity that is owned by our president to conduct product research and development. Such entity received $30,000 per year during the year ended December 31, 2008 and 2007 under such relationship.

     Mr. Kolisch a Director of the Company sources most of the Company's insurance needs at an arm's length basis.

                             AUDIT COMMITTEE REPORT

     The Audit  Committee is  responsible  for assisting the Board in monitoring
(1) the quality and integrity of our financial statements, (2) our compliance with regulatory requirements and (3) the independence and performance of our independent auditors. Among other responsibilities, the Audit Committee reviews, in its oversight capacity, our annual financial statement with both management and the independent auditors and meets periodically with our independent auditors to consider their evaluation of our financial and internal controls. The Audit Committee also recommends to the Board of Directors the selection of the Company's independent certified public accountants. The Audit Committee is composed of three directors and operates under a written charter adopted and approved by the Board of Directors. During 2008, all of the Audit Committee members were non-employee directors and were independent as defined by the NASDAQ listing standards in effect during 2008. The members of the Audit Committee during 2007 were Sonia B. Beard, James M. Kolisch, and John B. Turner. Mrs. Beard served as the Chairperson of the Audit Committee.

     In discharging its duties during 2008, the Audit Committee met with and held discussions with management and our independent auditors, Kramer, Weisman & Associates. Management represented to the independent auditors that our audited financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also discussed with our auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees." In addition, our auditors, provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," and the Audit Committee discussed with our auditors their independence.

     Based on the above-mentioned review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to our committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2008.

Audit Committee - submitted on March 23, 2009

Sonia B. Beard, Chairperson
James M. Kolisch
John B. Turner

                          PROPOSALS TO THE SHAREHOLDERS

                        PROPOSAL 1. ELECTION OF DIRECTORS

     The nine persons set forth alphabetically below, each of whom is currently a director, are proposed to be re-elected as directors at the Annual Meeting. If elected, each of these directors will hold office until the next Annual Meeting of Stockholders in the year 2010 or until his or her successor is duly elected and qualified.

   Edward Anchel
   Jeffrey S.Barocas
   Sonia B. Beard
   Gregor M. Dornau
   Peter G. Dornau
   William W Dudman
   James M. Kolisch
   Laz L. Schneider
   John B. Turner

     All of the nominees are currently serving as directors. Each nominee has agreed to be named in this Proxy Statement and to serve as a director if elected. For biographical information regarding the nominees, see "Management" on pages 2-3 of this Proxy Statement. Management expects that each nominee will be available for election, but if any of them is not a candidate at the time of the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill such vacancy.

     Vote Required and Recommendation

     The nine nominees for election to the Board of Directors who receive a majority of votes cast, in person or by proxy, shall be elected directors. Shareholders do not have the right to cumulate their votes for directors. In the election of directors, an abstention or broker non-vote will have no effect on the outcome.

      THE BOARD RECOMMENDS STOCKHOLDERS TO VOTE "FOR" EACH OF THE NOMINEES
                         FOR DIRECTOR SET FORTH ABOVE.


          PROPOSAL 2. RATIFICATION OF STOCK GRANTS PREVIOUSLY ISSUED TO
                            EMPLOYEES AS COMPENSATION

     The Company's Board of Directors has previously granted stock as compensation to certain employees on February 18, 2009 an aggregate of 164,500 shares were granted as compensation in lieu of cash. Officers of the Company received 75,000 of these shares as follows:


  Peter G. Dornau, President and CEO                      20,000  shares
  Jeffrey S. Barocas, Vice President and CFO              15,000  shares
  William Dudman, Vice President                          20,000  shares
  Gregor M. Dornau, Vice President                        20,000  shares
                                                         -------
  Total to named officers                                 75,000  shares
  Other employees, as a group (20 individuals)            89,500  shares
                                                         -------
  Total restricted shares awarded                        164,500  shares
                                                         =======

     Vote Required and Recommendation

     The ratification of the stock awards previously granted to the Company's employees as compensation requires the affirmative vote of the holders of a majority of shares of the Company's common stock, present in person or by proxy at the annual meeting. The Board recommends shareholders to vote "FOR" the ratification of the stock grants previously issued to the Company's employees as compensation.



        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL
                  TO APPROVE THE EMPLOYEE STOCK AWARD PROGRAM.



      PROPOSAL 3.  RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We are asking our shareholders to ratify the Audit Committee's appointment of Kramer, Weisman & Associates, as our independent certified public accountants for the year ending December 31, 2009. In the event the shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee determines that such a change would be in our company and our shareholders' best interests.

     We engaged Kramer, Weisman & Associates as our independent auditor on August 20, 2008 and Berenfeld, Spritzer, Shechter & Sheer audited our consolidated financial statements for the years ended December 31, 2007 and 2006. Representatives of Kramer, Weisman & Associates are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

Principal Accountant Fees and Services

     The information required for this item is incorporated by reference to our Definitive Proxy Statement to be filed in conjunction with our upcoming annual shareholders' meeting which shall be filed with the United States Securities and Exchange Commission and sent out to shareholders.

Fee Category                      2008              2007
-------------------             -------           -------
Audit Fees                      $70,000           $70,000
Audit Related Fees                6,500                -
Tax Fees                          5,000                -
All Other Fees                       -                 -
                                -------           -------
Total Fees                      $81,500           $70,000
                                =======           =======

     Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Kramer, Weisman & Associates or Berenfeld, Spritzer, Shechter & Sheer in connection with statutory and regulatory filings or engagements for the year 2008 and 2007.

     Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

     Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

     All Other Fees. Consists of fees for products and services other than the services reported above.

     Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

     The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Vote Required and Recommendation

     The ratification of the selection of Kramer, Weisman & Associates, as our independent certified public accountants for the year ending December 31, 2009, requires the affirmative vote of the holders of a majority of shares of the Company's common stock, present in person or by proxy at the annual meeting.

        THE BOARD RECOMMENDS SHAREHOLDERS TO VOTE "FOR" THE RATIFICATION
            OF THE SELECTION OF KRAMER, WEISMAN & ASSOCIATES AS OUR
           INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2009.

                           ANNUAL REPORT ON FORM 10-K

     We are mailing copies of our Annual Report for the year ended December 31, 2008 with this proxy statement to our shareholders of record as of April 13, 2009.

               STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

     We have adopted a procedure approved by the SEC called "householding." Under this procedure, certain stockholders of record who have the same address and last name and don't participate in electronic delivery of proxy materials will receive only one copy of our Annual Report, Proxy Statement and any additional proxy soliciting materials sent to stockholders until such time as one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce duplicate mailings and save printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to receive separate proxy cards.

     If you received a householded mailing this year, and you would like to have additional copies of our Annual Report and Proxy Statement mailed to you, please submit your request to Corporate Secretary, Ocean Bio-Chem, Inc., 4041 SW 47th Avenue, Fort Lauderdale, FL 33314, or call (954) 587-6280. Upon your request, we will promptly deliver a separate copy of our Annual Report and Proxy Statement. You may also contact us at the address or phone number above if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future. If you would like to opt out of householding for future mailings, call 1 (954) 587-6280 or send a written request to the Corporate Secretary at the above address, and your request will be effective within 30 days.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

     Under SEC rules, any stockholder who intends to present a proposal at our next Annual Meeting of Stockholders must submit the proposal, in writing, so that we receive it at our principal executive office by January 1, 2009 in order for the proposal to be included in our Proxy Statement and proxy for such meeting. The submission of a stockholder proposal does not guarantee that it will be included in our Proxy Statement. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, we are not aware of any matter to be presented for action at the meeting other than the matters set forth above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors, or in the absence of such a recommendation, in accordance with the judgment of the proxy holders.


    William W. Dudman, Secretary


    /s/ WILLIAM W. DUDMAN
    -----------------------------
    Fort Lauderdale, Florida
    April 27, 2009

                              OCEAN BIO-CHEM, INC.
                              4041 S. W. 47 Avenue
                         Fort Lauderdale, Florida 33314

            Proxy for Annual Meeting of Shareholders, June 12, 2009

     Important Notice Regarding Availability of Proxy Materials for the Stockholders Meeting to be held on June 12, 2009: The Proxy Statement and the 2008 Annual Report to Stockholders are also available at http://materials.proxyvote.com/674631 or by calling 1-800-327-8583 or by emailing the Company at Jeff Barocas [jbarocas@starbrite.com].


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned  Shareholder of Ocean Bio-Chem,  Inc. hereby appoints Peter
G. Dornau and Jeffrey S. Barocas, and each of them as proxies of the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote and otherwise represent all of the shares of the Common Stock of Ocean Bio-Chem, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on June 12, 2009 at 10:00 a.m., eastern standard time, and at any adjournments thereof, with the same effect as if the undersigned were present and voting the shares, on the following matters and in the following manner.


        The Board of Directors recommends a vote "FOR" Proposal 1 below.


     1. The election of the following persons as directors of the Company to serve until the next annual meeting of shareholders or until their successors shall be elected and shall qualify:

      Name:
      -----
  Peter G. Dornau           For       /    /        Withhold Authority   /    /
  Edward Anchel             For       /    /        Withhold Authority   /    /
  Jeffrey S. Barocas        For       /    /        Withhold Authority   /    /
  Sonia B. Beard            For       /    /        Withhold Authority   /    /
  Gregor M. Dornau          For       /    /        Withhold Authority   /    /
  William W. Dudman         For       /    /        Withhold Authority   /    /
  James M. Kolisch          For       /    /        Withhold Authority   /    /
  Laz L. Schneider          For       /    /        Withhold Authority   /    /
  John B. Turner            For       /    /        Withhold Authority   /    /

        The Board of Directors recommends a vote "FOR" Proposal 2 below.

     2. Ratification of stock grants previously issued to employees as compensation:

             For     /    /     Against     /    /            Abstain     /    /

        The Board of Directors recommends a vote "FOR" Proposal 3 below.

     3. The approval, adoption and ratification of the selection by the Board of Directors of Kramer Weisman & Associates, Certified Public Accountants, as Auditors for the Company for the year ending December 31, 2009.

             For     /    /     Against     /    /            Abstain     /    /

     4. To vote or otherwise represent the shares on any other business or on other matters which should properly come before the meeting or any adjournments thereof according to their decision or according to the decision of the majority of them.

             For     /    /    Against     /    /            Abstain     /    /

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE AND THE PROXY IS RETURNED SIGNED, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED "FOR" ITEMS (1),
(2),(3) AND (4) ABOVE.

     Unless  specifically   indicated,   the  execution  of  this  proxy  is  an
acknowledgment of the receipt of the Notice of Annual Meeting of Shareholders, Annual Report and Proxy Statement.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as Attorney, as Executor, Administrator, Trustee or Guardian, please give full title as such. If a company, please sign in full corporate name by President or other authorized officer. If partnership, please sign in partnership name by authorized person. PLEASE SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.


-----------------------------------        --------------------
Signature                                  Dated